EXHIBIT 10.2
                           HEARTLAND BANCSHARES, INC.

                1997 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

  (Amended  effective  January 18, 1999, to increase shares and grant additional options by resolution of the Board of Directors that appears at the end of this Exhibit 10.2)

SECTION 1. PURPOSE

     The purpose of this Heartland Bancshares, Inc. 1997 Stock Option Plan for Nonemployee Directors ("Plan") is to increase the proprietary interest of those members of the Board of Directors who are not employees of the Corporation or its affiliates ("Nonemployee Directors") in the success of Heartland Bancshares, Inc. (the "Corporation") and to enhance the Corporation's ability to retain and attract experienced and knowledgeable directors.

SECTION 2.  STOCK SUBJECT TO THIS PLAN

     The Stock to be issued under this Plan shall be shares of common stock of the Corporation (the "Common Stock"). The Common Stock shall be made available from authorized but unissued shares (including shares acquired in the open market). The total number of shares of Common Stock that may be issued under this Plan pursuant to Options granted hereunder shall be 40,000. Such number of shares shall be subject to adjustment in accordance with Section 9 hereof. Common Stock subject to any unexercised portion of an Option which expires, is cancelled, or is terminated for any reason, may again be subject to the grant of Options under this Plan.

SECTION 3.  ADMINISTRATION

     This Plan shall be administered by a committee appointed by the Board of Directors (the "Committee"), consisting of two or more members, each of whom shall qualify at all times as a "Non-Employee Director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule ("Rule 16b-3"). The amount, nature, and timing of Options shall be automatic, as described in Section 5, and not subject to the determination of the Committee. The Committee may, subject to the provisions of this Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of this Plan, and may make determinations and may take such other action in connection with or in relation to this Plan as it deems necessary or advisable. Each determination or other action made or taken by the Committee pursuant to this Plan, including interpretations of this Plan, shall be final and conclusive for all purposes and upon all persons, including, but without limitation, the Corporation and its subsidiaries, the Board of Directors, the affected Nonemployee Directors, and their respective successors in interest.

SECTION 4.  ELIGIBILITY

     Each Nonemployee Director is eligible to participate in this Plan. Options shall be automatically granted to Nonemployee Directors as provided for herein.

SECTION 5.  GRANT AND EXERCISE OF OPTION

     (a) Automatic Option Grants. Effective as of the close of business on the day immediately preceding the date of the final Prospectus for the initial public offering of Common Stock, each Nonemployee Director shall be granted one Option to purchase 4,000 shares of Common Stock at the price of $10.00 per share, which the Board has determined to be not less than the fair market value as of the date of the adoption of this Plan and which the Board has determined will, by definition, be not less than the fair market value as of the effective date of grant of the Options. Nonemployee Directors who are appointed or elected after the date of the Prospectus, shall receive an Option for a lesser number of shares, the number of which will depend on which annual meeting is the first annual meeting occurring concurrently with, or after, he or she becomes a Nonemployee Director, as set forth in the table below:

                           The Nonemployee Director's
     If the Nonemployee Director's                     Option will be for the
     First Annual Meeting is the:                    Following Number of Shares:
     ----------------------------                    ---------------------------

          1998 Annual Meeting                                    3,000
          1999 Annual Meeting                                    2,000
          2000 Annual Meeting                                    1,000

     (b) Schedule Under Which Options Become Fully Exercisable. Each Option granted under the Plan shall be immediately exercisable for 1,000 shares of Common Stock. Each Option will become exercisable for an additional 1,000 shares of Common Stock as of the date of each successive Annual Meeting, until it is exercisable in full.

     (c) Option Price. The Option price of each share of Common Stock purchasable under an Option shall be the Fair Market Value per Share on the date of grant. "Fair Market Value per Share" on a particular date shall mean (i) if the common stock is quoted on the OTC Bulletin Board (the "Bulletin Board"), the mean between the closing high bid and low asked quotations for such day (or, in the event that the common stock was not quoted on such day, the most recent preceding business day on which the common stock was quoted) of the common stock on the Bulletin Board, (ii) if the common stock is quoted on The Nasdaq Stock Market ("Nasdaq"), the mean between the closing high bid and low asked quotations for such day of the common stock on Nasdaq, or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Committee.

     (d) Option Agreement. Each Option granted under this Plan shall be evidenced by a stock option agreement ("Stock Option Agreement") that is duly executed on behalf of the Corporation and by the Nonemployee Director to whom the Option is granted. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and in such form, not inconsistent with this Plan, as the Board of Directors or the Committee shall from time to time approve. Appropriate officers of the Corporation are hereby authorized to execute and deliver Stock Option Agreements on behalf of the Corporation.

     (e) Manner of Exercise. Any Option (subject to Section 5(b)) may be exercised from time to time, in whole, or in part, by giving written notice to the Corporation, signed by the person exercising the Option, stating the number of shares of Common Stock with respect to which the Option is being exercised, accompanied by payment of the full consideration for the shares as to which the Option is being exercised, in one or a combination of the following alternative forms: (i) cash, or (ii) shares of Common Stock already owned by the person exercising the Option, valued at the Fair Market Value per Share of Common Stock on the date of exercise.

     (f) Expiration of Options. The unexercised portion of each Option shall automatically and without notice expire and become null and void at the time of the earliest to occur of the following:

          (i) the expiration of ten years from the date the Option was granted;

          (ii) the expiration of three months after the person granted an Option under this Plan (an "Optionee") ceases to be a Nonemployee Director, other than by reason of permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code")), death, or for cause;

          (iii) the expiration of one year following the death or permanent disability (as defined in Section 22(e)(3) of the Internal Revenue
          Code) of the Optionee; or

          (iv) the termination of the Optionee's service as a Nonemployee Director, if such termination is for cause (the Committee or the Board of Directors shall have the right to determine what constitutes cause, and such determination shall be conclusive and binding for all purposes).

     (g) Options are Nonqualified. Each Option granted under this Plan shall be a nonqualified stock option which does not qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

SECTION 6.   TRANSFERABILITY OF OPTIONS

     No Option granted under the Plan shall be transferable by the optionee unless the Committee, in its sole discretion, authorizes such transfer and such transfer is permitted by, or is not in violation of, the provisions of the Code and Rule 16b-3 (to the extent that such are applicable to the Option). Except as specifically authorized by the Committee, an Option shall be exercisable during the optionee's lifetime only by the optionee or, in the case of the optionee's legal disability, by the optionee's guardian or legal representative.



SECTION 7.   NO RIGHT TO CONTINUE AS DIRECTOR

     Neither this Plan nor the granting of an Option, nor any other action taken pursuant to this Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Board of Directors will nominate any director for re-election, or that the Corporation will retain a director for any period of time, or at any particular rate of compensation.

SECTION 8.   RIGHTS AS A SHAREHOLDER

     An Optionee or a transferee of an Option pursuant shall have no rights as a Shareholder with respect to any Common Stock that is the subject of either an unexercised or exercised Option until the Optionee or such transferee shall have become the holder of record of such Common Stock, and no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect of such Common Stock for which the record date is prior to the date on which the Optionee or such transferee shall have in fact become the holder of record of the Common Stock acquired pursuant to the Option.



SECTION 9.  ADJUSTMENT IN THE NUMBER OF SHARES AND IN OPTION PRICE

     In the event there is any change in the number of shares of Common Stock through the declaration of stock dividends or stock splits or through recapitalization or merger or consolidation or combination of shares or otherwise, the Committee or the Board of Directors shall make such adjustment, if any, as it may deem appropriate in the number of shares of Common Stock available for Options as well as the number of shares of Common Stock subject to any outstanding Options, the option price thereof and any other terms it deems appropriate. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to any Option without payment therefor. The grant of Options under this Plan shall not affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 10.  USE OF PROCEEDS
     The cash proceeds received by the Corporation from the issuance of shares pursuant to Options under this Plan shall be used for general corporate purposes.

SECTION 11.  TAX WITHHOLDING

     The delivery of any shares of Common Stock under the Plan shall be for the account of the Company and any such delivery or distribution shall not be made until the recipient shall have made satisfactory arrangements for the payment of any applicable withholding taxes.

SECTION 12.  EFFECTIVE DATE AND TERM OF THIS PLAN

     (a) This Plan shall become effective on the date of adoption by the Board of Directors (the "Effective Date").

     (b) Unless previously terminated in accordance with Section 13 of this Plan, this Plan shall terminate at the close of business on the date that is five years subsequent to the date of the Effective Date, after which no Options shall be granted under this Plan. Such termination shall not affect any Options granted prior to such termination.



SECTION 13.  AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN

     The Board of Directors may, from time to time, terminate or suspend this Plan, in whole or in part, or amend this Plan from time to time, including the adoption of amendments deemed necessary or desirable to qualify the Options under rules and regulations promulgated by the Securities and Exchange Commission with respect to directors who are subject to the provisions of
Section 16 of the Securities Exchange Act of 1934 (the "Act"), or to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Option granted hereunder, without the approval of the Shareholders of the Corporation; except that no such action may be taken which would (i) cause this Plan not to satisfy all applicable requirements of Rule 16b-3, or (ii) impair the rights of any Optionee under any Option previously granted under this Plan without the Optionee's consent.

SECTION 14.  LIMITATION ON ISSUE OR TRANSFER OF SHARES
     Notwithstanding any provisions of this Plan or the terms of any Option, the Corporation shall not be required to issue any shares of Common Stock or transfer on its books and records any shares of Common Stock if such issue or transfer would, in the judgment of the Committee or of counsel for the Corporation, constitute a violation of any state or Federal law, or of the rules or regulations of any governmental regulatory body, or any securities exchange or automated dealer quotation system. An Optionee desiring to exercise an Option may be required by the Corporation, as a condition of the effectiveness of any exercise of an Option, to agree in writing that all securities to be acquired pursuant to such exercise shall be held for his or her account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect, and that such shares will not be transferred or disposed of except in compliance with applicable federal and state securities laws.




SECTION 15.  EFFECT OF CORPORATE REORGANIZATIONS

     Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Corporation's issue, or upon a sale of substantially all the property of the Corporation to another corporation or person, the Plan shall terminate, unless provision shall be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised Options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Corporation shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 15, not yet be exercisable.

SECTION 16.  NO SEGREGATION OF CASH OR SHARES

     The Corporation shall not be required to segregate any shares of Common Stock that may at any time be represented by Options, and the Plan shall constitute an "unfunded" plan of the Corporation. No employee shall have rights with respect to shares of Common Stock prior to the delivery of such shares. The Corporation shall not, by any provisions of the Plan, be deemed to be a trustee of any Common Stock or any other property and the liabilities of the Corporation to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Corporation.

SECTION 17.  DELIVERY OF SHARES

     No shares shall be delivered pursuant to any exercise of an Option under the Plan unless the requirements of such laws and regulations as may be deemed by the Committee to be applicable thereto are satisfied. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.


SECTION 18.  GOVERNING LAW

     This Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Indiana and construed in accordance therewith.

SECTION 19.  SEVERABILITY

     If any provision of the Plan, or any term or condition of any Option granted thereunder, is invalid, such provision, term, condition or application shall to that extent be void (or, in the discretion of the Board of Directors, such provision, term or condition may be amended so as to avoid such invalidity or failure), and shall not affect other provisions, terms or conditions or applications thereof, and to this extent such provisions, terms and conditions are severable.

                 TEXT OF RESOLUTION OF THE BOARD OF DIRECTORS
                      ADOPTED EFFECTIVE JANUARY 18, 1999

      FURTHER RESOLVED, that the Heartland Bancshares, Inc. 1997 Stock Option Plan for Nonemployee Directors (the "Nonemployee Director Plan") be, and hereby is, amended as follows: (a) to increase the aggregate number of shares of Common Stock of the Corporation that may be granted pursuant to Section 2 the Nonemployee Director Plan from 40,000 to 95,000 shares (subject to adjustment as provided by Section 2 of the Nonemployee Director Plan), and (b) to provide for the automatic grant, effective as of the date hereof, of an option (the "Option") to purchase 3,000 shares to each of the following Directors upon the following terms:

      Optionees:  Sharon Acton, Gordon Dunn, Mike Jarvis, Robert Richardson,
                  Pat Sherman, John Norton and Jim Stewart;

Exercise Price:   $10.00 per share (which the Board has determined to be not less than the fair market value of one share of Common
                  Stock as of the date hereof);

 Vesting: Each Option shall be immediately exercisable for 1,000 shares of Common Stock and will become exercisable for an additional 1,000 shares of Common Stock as of the date of each Annual Meeting of Shareholders subsequent to the 1999 Annual Meeting of Shareholders, until exercisable in full.